UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Schedule 14C

(Rule 14c-101)

Schedule 14C Information

Information Statement pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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NORTHERN FUNDS

(Name of Registrant as Specified in Its Charter)

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MULTI-MANAGER FUNDS

JOINT INFORMATION STATEMENT	DECEMBER 23, 2015

Dear Northern Multi-Manager Fund Investor:

As you know, we continually monitor and manage the sub-advisers in the Northern Multi-Manager Funds. A dedicated team of investment professionals evaluates the sub-advisers’ performance, portfolios, organizational structure, team composition, investment process and adherence to investment guidelines on an ongoing basis to ensure that each Fund’s sub-advisers maintain an overall investment approach that meets our risk and return objectives. Consistent with this rigorous approach, we have recently made sub-adviser changes within the Multi-Manager Mid Cap Fund (the “Mid Cap Fund”) and the Multi-Manager International Equity Fund (the “International Equity Fund” and, together with the Mid Cap Fund, the “Funds” and, each a “Fund”).

Each of the Northern Multi-Manager Funds consists of sub-advisers with distinct investment approaches. The Board of Trustees of the Northern Multi-Manager Funds (the “Board”) approved the termination of Systematic Financial Management, L.P. (“Systematic”) as a sub-adviser to the Mid Cap Fund, which was effective September 21, 2015, and the appointment of Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) to sub-advise a portion of the Mid Cap Fund, which became effective on or about September 28, 2015. The Board made these decisions, based upon Northern Trust Investments, Inc.’s recommendations, for portfolio management and performance-related reasons.

The Board also approved the termination of Northern Cross, LLC (“Northern Cross”) as a sub-adviser to the International Equity Fund, which was effective September 21, 2015, and the appointment of WCM Investment Management (“WCM”) to sub-advise a portion of the International Equity Fund, which became effective on or about September 28, 2015. The Board also made these decisions, based upon Northern Trust Investments, Inc.’s recommendations, for portfolio management and performance-related reasons.

Please take a moment to read the enclosed Joint Information Statement that describes the changes discussed above. We believe that these changes are in the best interests of these Funds and their shareholders and assure you that we will continue to closely monitor the sub-advisers managing the Northern Multi-Manager Funds. If you have any questions about your investment in the Northern Multi-Manager Funds, please contact your financial advisor or call 800-595-9111.

Best regards,

Chris E. Vella, CFA

Senior Vice President, NTI

Jessica K. Hart

Senior Vice President, NTI

NOT FDIC INSURED	May lose value/No bank guarantee

50 SOUTH LASALLE STREET	P.O. BOX 75986	CHICAGO, ILLINOIS 60675	p 800-595-9111	WWW.NORTHERNFUNDS.COM

Northern Funds Distributors, LLC, not affiliated with Northern Trust

MULTI-MANAGER FUNDS

JOINT INFORMATION STATEMENT

NORTHERN MULTI-MANAGER FUNDS—NORTHERN MULTI-MANAGER MID CAP FUND AND NORTHERN MULTI-MANAGER INTERNATIONAL EQUITY FUND

This Joint Information Statement is being provided to the shareholders of the Northern Multi-Manager Mid Cap Fund (the “Mid Cap Fund”) and the Northern Multi-Manager International Equity Fund (the “International Equity Fund” and, together with the Mid Cap Fund, the “Funds” and, each a “Fund”), each a series of Northern Funds, a Delaware statutory trust (the “Trust”), pursuant to the terms of an exemptive order (the “Order”) that the Trust has received from the U.S. Securities and Exchange Commission (“SEC”). The Order permits the Trust’s investment adviser to terminate sub-advisers, and to engage and to enter into and materially amend an existing sub-advisory agreement upon the approval of the Board of Trustees of the Northern Multi-Manager Funds (the “Board”), without obtaining shareholder approval. We are NOT asking you for a proxy and you are requested NOT to send us a proxy.

The Joint Information Statement will be available on the Trust’s website at http://www.northernfunds.com/informationstatements until March 22, 2016. A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting the Trust at (800) 595-9111 or sending an e-mail to northern-funds@ntrs.com.

Shareholders of record at the close of business on December 2, 2015 are entitled to receive this Joint Information Statement. A Notice of Availability of this Joint Information Statement is being sent to shareholders of the Funds on or about December 23, 2015.

NTI and the Management Agreement

Northern Trust Investments, Inc. (“NTI”), a subsidiary of Northern Trust Corporation, serves as the investment adviser for the Funds and is responsible for their overall administration. NTI is responsible for making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities for the Funds and for providing administration services under a Management Agreement dated June 30, 2014, between the Trust and NTI (the “Management Agreement”). The Board supervises the investment advisory services. The Management Agreement also permits NTI, subject to approval by the Board, to delegate to one or more sub-advisers any or all of its portfolio management responsibilities under the Management Agreement pursuant to a written agreement with each sub-adviser, subject to the Order. NTI has delegated substantially all its portfolio management responsibilities for the Funds to sub-advisers, with the exception of cash management services for the Funds. NTI remains responsible for supervision and oversight of the portfolio management services performed by the sub-advisers, including compliance with the Funds’ investment objectives and policies. Shareholders of the Funds approved the Management Agreement at a special meeting of shareholders on May 19, 2014.

NTI is entitled to a management fee as compensation for its advisory services and administration services and the assumption of related expenses. The fee is computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

Fund	CONTRACTUAL FEE RATE	AVERAGE DAILY NET ASSETS
Multi-Manager Mid Cap Fund	0.98%	First $1 Billion
	0.951%	Next $1 Billion
	0.922%	Over $2 Billion
Multi-Manager International	1.15%	First $1 Billion
Equity Fund	1.116%	Next $1 Billion
	1.083%	Over $2 Billion

Vaughan Nelson Investment Management, L.P. and the Vaughan Nelson Agreement

THE VAUGHAN NELSON AGREEMENT. At a meeting of the Board held on August 19-20, 2015 (the “Meeting”), the Trustees, including a majority of the Independent Trustees voting separately, approved a new sub-advisory agreement (the “Vaughan Nelson Agreement”) with respect to the Mid Cap Fund between NTI and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”). Under the Vaughan Nelson Agreement, as of on or about September 28, 2015, Vaughan Nelson manages a portion of the Mid Cap Fund’s assets. The Mid Cap Fund’s remaining assets are currently allocated between two other sub-advisers: LSV Asset Management and Geneva Capital Management LLC, each of which manages a portion of the Mid Cap Fund’s assets.

From May 9, 2008 until September 21, 2015, Systematic Financial Management, L.P. (“Systematic”) managed a portion of the Mid Cap Fund’s assets pursuant to a sub-advisory agreement dated May 9, 2008 between NTI and Systematic, as amended (the “Systematic Agreement”). The Systematic Agreement was terminated by the Board upon the recommendation of NTI for portfolio management and performance-related reasons. NTI recommended that the Board approve the Vaughan Nelson Agreement based on its evaluation of Vaughan Nelson’s investment advisory operations and capabilities. From September 21, 2015 until on or about September 28, 2015, NTI managed the portion of the Mid Cap Fund previously managed by Systematic.

The Vaughan Nelson Agreement provides that Vaughan Nelson shall, subject to the supervision and oversight of NTI, manage the investment and reinvestment of the portion of the Mid Cap Fund’s assets that NTI may allocate to Vaughan Nelson. The

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DECEMBER 23, 2015

Vaughan Nelson Agreement provides that generally in selecting brokers or dealers to place orders for transactions (i) on common and preferred stocks, Vaughan Nelson shall use its best judgment to obtain the best overall terms available, and (ii) with respect to all other securities, Vaughan Nelson shall attempt to obtain best net price and execution. Generally, in assessing the best overall terms available for any transaction, Vaughan Nelson is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, Vaughan Nelson may consider the brokerage and research services provided to the Mid Cap Fund and/or other accounts over which Vaughan Nelson or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction.

The Vaughan Nelson Agreement provides that Vaughan Nelson, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Mid Cap Fund with those to be sold or purchased for such other accounts in order to obtain the best overall terms available and execution with respect to common and preferred stocks and the best net price and execution with respect to all other securities. In such an event, Vaughan Nelson will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in the manner it considers to be the fairest and most equitable over time to the Mid Cap Fund and the other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Mid Cap Fund or the amount of the securities that are able to be sold for the Mid Cap Fund. The Vaughan Nelson Agreement permits Vaughan Nelson, at its discretion but subject to applicable law, to select the executing broker or dealer among multiple brokers or dealers offering comparable execution and price, on the basis of Vaughan Nelson’s opinion of the reliability and quality of the broker or dealer.

The Vaughan Nelson Agreement provides that Vaughan Nelson shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties. The Vaughan Nelson Agreement also provides that NTI will indemnify Vaughan Nelson against certain liabilities and expenses, except that Vaughan Nelson shall not be indemnified for any liability and expenses that result from Vaughan Nelson’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under the Vaughan Nelson Agreement.

Generally, the Board or holders of a majority of outstanding voting securities of the Mid Cap Fund may terminate the Vaughan Nelson Agreement without penalty upon 60 days’ written notice. NTI may terminate the Vaughan Nelson Agreement immediately upon notice to Vaughan Nelson. The Vaughan Nelson Agreement terminates automatically in the event of an assignment (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Vaughan Nelson Agreement also may be terminated by Vaughan Nelson upon 30 days’ written notice and automatically terminates upon termination of the Management Agreement.

The material terms of the Vaughan Nelson Agreement are substantially the same as the terms of the sub-advisory agreements with the other sub-advisers to the Mid Cap Fund, except for the sub-advisory fees. Vaughan Nelson receives fees from NTI for its services out of the fees that the Mid Cap Fund pays to NTI under the Management Agreement. The Mid Cap Fund pays no additional fees directly to Vaughan Nelson. The Mid Cap Fund would have paid the same amount of management fees had the Vaughan Nelson Agreement been in effect during the last fiscal year.

INFORMATION ABOUT VAUGHAN NELSON. Vaughan Nelson is a wholly-owned subsidiary of Natixis Global Asset Management, L.P., which is part of Natixis Global Asset Management (“NGAM”), an international asset management group based in Paris, France. Natixis Global Asset Management is a subsidiary of Natixis, a French investment banking and financial services firm that is principally owned by BPCE, France’s second largest banking group. BPCE is in turn owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.

Vaughan Nelson was founded in 1970 and manages, as of September 30, 2015, approximately $11.5 billion in total assets, of which approximately $3.2 billion are invested in the mid cap value strategy it employs for a portion of the Mid Cap Fund’s assets. Vaughan Nelson’s principal and only office has 43 employees and is located at 600 Travis Street, Suite 6300, Houston, Texas 77002. The firm’s mid cap value strategy employs a relative value approach seeking opportunities to invest in companies at valuations below their long-term intrinsic value. Mid cap value portfolio holdings fall into one of three categories: (i) companies earning a positive return on capital; (ii) companies valued at 50% discount to a specific asset value; and (iii) companies with an attractive dividend yield and minimal basis risk.

PORTFOLIO MANAGERS. Mr. Dennis Alff is lead portfolio manager and has ultimate responsibility for the portion of the Mid Cap Fund sub-advised by Vaughan Nelson. Messrs. Chris

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Wallis, Chad Fargason and Scott Weber serve as co-portfolio managers. Mr. Alff joined Vaughan Nelson in 2006 and has 18 years of investment management and research experience. Mr. Wallis, who is also the firm’s Chief Executive and Chief Investment Officer, joined Vaughan Nelson in 1999 and has 23 years of investment management, financial analysis and accounting experience. Mr. Fargason joined Vaughan Nelson in 2013 and previously worked at KKR & Co., LP from 2003 to 2013; he has 15 years of investment management and research experience. Mr. Weber joined Vaughan Nelson in 2003 and has 19 years of investment management and financial analysis experience.

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS. Set forth below in alphabetical order is a list of each executive officer and director of Vaughan Nelson indicating position(s) held with Vaughan Nelson and other business, profession, vocation or employment of a substantial nature. The address of each individual is c/o Vaughan Nelson at the address noted above.

NAME	POSITION(S) HELD WITH VAUGHAN NELSON	OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT
Beverly M. Bearden	Director	EVP, Human Resources, NGAM
Richard B. Faig	Chief Financial Officer and Chief Compliance Officer	None
David L. Guinta	Director	President and CEO, NGAM US Distribution
John T. Hailer	Director	President and CEO, NGAM US; Asia
Chris D. Wallis	President, Chief Executive Officer and Chief Investment Officer	None

OTHER SUB-ADVISORY CLIENTS. Vaughan Nelson also acts as investment sub-adviser to the other mutual funds listed below, which have similar investment objectives as the Mid Cap Fund. The table below sets forth certain information with respect to these funds.

NAME OF FUND	NET ASSETS OF FUND	ANNUAL RATE OF SUB-ADVISORY FEES	NET EXPENSE LIMITS
Bridge Builder Small/Mid Cap Value Fund (Vaughan Nelson manages a portion as a sub-adviser.)	$887,134,891 (as of June 30, 2015)	Confidential	0.73% of average daily net assets (excluding acquired fund fees and expenses, portfolio transaction expenses, interest expense in connection with investment activities, taxes and non-routine expenses).*
Saratoga Advantage Trust Mid Capitalization Portfolio	$19,511,729 (as of February 28, 2015)	Confidential	2.60% for Class I, 3.00% for Class A and 3.60% for Class C Shares of the Fund’s average daily net assets for Class I, A and C shares, respectively (excluding acquired fund fees and expenses).*

MULTI-MANAGER FUNDS	4	NORTHERN INFORMATION STATEMENT

MULTI-MANAGER FUNDS

DECEMBER 23, 2015

NAME OF FUND	NET ASSETS OF FUND	ANNUAL RATE OF SUB-ADVISORY FEES	NET EXPENSE LIMITS
Vaughan Nelson Value Opportunity Fund	$1,066,580,949 (as of June 30, 2015)	0.50% of average daily net assets of the first $1.5 billion; 0.47% of average daily net assets of the amounts in excess of $1.5 billion.	1.40% for Class A; 2.15% for Class C; 1.10% for Class N; and 1.15% for Class Y of the Fund’s average daily net assets for Class A, C, N and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses.
*	This expense limitation agreement is made by the fund’s adviser and not Vaughan Nelson.

WCM Investment Management and the WCM Agreement

THE WCM AGREEMENT. At the Meeting, the Trustees, including a majority of the Independent Trustees voting separately, also approved a new sub-advisory agreement (the “WCM Agreement”) with respect to the International Equity Fund between NTI and WCM Investment Management (“WCM”). Under the WCM Agreement, as of on or about September 28, 2015, WCM manages a portion of the International Equity Fund’s assets. The International Equity Fund’s remaining assets are currently allocated to four other sub-advisers: EARNEST Partners, LLC, NFJ Investment Group LLC, Altrinsic Global Advisors, LLC and William Blair Investment Management, LLC, each of which manages a portion of the International Equity Fund’s assets.

From January 26, 2012 until September 21, 2015, Northern Cross, LLC (“Northern Cross”) managed a portion of the International Equity Fund’s assets pursuant to a sub-advisory agreement dated January 26, 2012 between NTI and Northern Cross, as amended (the “Northern Cross Agreement”). The Northern Cross Agreement was terminated by the Board upon the recommendation of NTI for portfolio management and performance-related reasons. NTI recommended that the Board approve the WCM Agreement based on its evaluation of WCM’s investment advisory operations and capabilities. From September 21, 2015 until on or about September 28, 2015, NTI managed the portion of the International Equity Fund previously managed by Northern Cross.

The terms and conditions of the WCM Agreement are substantially the same as the Vaughan Nelson Agreement, except for the sub-advisory fees. See pages 2 through 3 for a discussion of these terms.

WCM receives fees from NTI for its services out of the fees that the International Equity Fund pays to NTI under the Management Agreement. The International Equity Fund pays no additional fees directly to WCM. The International Equity Fund would have paid the same amount of management fees had the WCM Agreement been in effect during the last fiscal year.

INFORMATION ABOUT WCM. WCM, which was founded in 1976, is a 100% employee-owned California investment management firm with seven individuals owning the majority of the firm’s equity. The firm’s two co-CEOs, Paul R. Black and Kurt R. Winrich, each own more than 25% of WCM. The current management team joined WCM in the mid-1980s and purchased the firm from its founders in the late 1990s. WCM is located at 281 Brooks Street, Laguna Beach, California 92651. As of September 30, 2015, WCM had approximately $10.4 billion in assets under management. The firm advises or sub-advises fourteen U.S. investment company clients (including the International Equity Fund) that represent approximately 30% of its assets under management. WCM believes that a concentrated portfolio of high quality, industry-leading companies with exceptional management teams and sound business models will lead to superior performance versus the market and peers over full market cycles. WCM focuses on companies that possess a durable and growing competitive advantage. The strategy is typically biased towards companies in traditional growth sectors such as consumer, healthcare and technology given WCM’s preference for consistent, predictable earners with understandable business models. The strategy is typically less exposed to capital-intensive sectors, such as energy and materials, and highly regulated sectors, such as financials, telecoms and utilities.

PORTFOLIO MANAGERS. Messrs. Paul Black, Kurt Winrich, Peter Hunkel and Michael Trigg are the strategy portfolio managers and comprise the Investment Strategy Group (“ISG”), which is responsible for all portfolio decisions. Mr. Black joined WCM in 1989 and has 32 years of investment industry experience. Mr. Winrich, a CFA charterholder, joined WCM in 1984 and has more than 31 years of investment industry experience. Mr. Hunkel began working with WCM in 2001, when he was

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Managing Director at Centurion Alliance, a former affiliate of WCM. Mr. Hunkel has more than 17 years of experience in the investment industry. Mr. Trigg joined WCM in 2006 and has more than 15 years of investment industry experience.

Messrs. Hunkel and Trigg are primarily responsible for the day-to-day management of the strategy while Messrs. Black and Winrich provide oversight and input. The ISG is supported by a group of four business analysts and one research associate.

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS. Set forth below in alphabetical order is a list of each executive officer and director of WCM indicating position(s) held with WCM and other business, profession, vocation or employment of a substantial nature. The address of each individual is c/o WCM at the address noted above.

NAME	POSITION(S) HELD WITH WCM	OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT
Paul R. Black	Co-Chief Executive Officer, Portfolio Manager	None
David A. Brewer	Chief Compliance Officer	None
Peter J. Hunkel	Portfolio Manager and Business Analyst	None
James C. Owens	Executive Vice President	None
Sloane W. Payne	Portfolio Manager	None
L. Thomas Rydzeski	Secretary, Vice President	None
Michael B. Trigg	Portfolio Manager and Business Analyst	None
Kurt R. Winrich	Co-Chief Executive Officer, Portfolio Manager	None

OTHER ADVISORY AND SUB-ADVISORY CLIENTS. WCM also acts as investment adviser or sub-adviser to the other mutual funds listed below, which have similar investment objectives as the International Equity Fund. The table below sets forth certain information with respect to these funds.

NAME OF FUND	NET ASSETS OF FUND	ANNUAL RATE OF ADVISORY OR SUB-ADVISORY FEES	NET EXPENSE LIMITS
Bridge Builder International Equity Fund (WCM manages a portion as a sub-adviser.)	$2,048,753,399 (as of September 30, 2015)	Confidential	0.67% of average daily net assets (excluding acquired fund fees and expenses, portfolio transaction expenses, interest expense in connection with investment activities, taxes and non-routine expenses).*
Clearwater International Fund (WCM manages a portion as a sub-adviser.)	$522,945,134 (as of June 30, 2015)	0.80% of average daily net assets under management.	Voluntary waiver of a portion of management fees in order to achieve an effective management fee rate of 0.69% of net assets.*
Goldman Sachs Multi-Manager Global Equity Fund (WCM manages a portion as a sub-adviser.)	$397,496,172 (as of July 31, 2015)	Confidential	0.85% of average daily net assets (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses).*

MULTI-MANAGER FUNDS	6	NORTHERN INFORMATION STATEMENT

MULTI-MANAGER FUNDS

DECEMBER 23, 2015

NAME OF FUND	NET ASSETS OF FUND	ANNUAL RATE OF ADVISORY OR SUB-ADVISORY FEES	NET EXPENSE LIMITS
Goldman Sachs Multi-Manager International Equity Fund (WCM manages a portion as a sub-adviser.)	$120,873,493 (as of July 31, 2015)	Confidential	0.57% of average daily net assets (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses).*
JNL/WCM Focused International Equity Fund	$284,122,000 (as of June 30, 2015)	0.45% of average daily net assets of the first $100 million; 0.40% of average daily net assets over $100 million up to $500 million; 0.35% of average daily net assets in excess of $1.5 billion.	None
RidgeWorth International Equity Fund	$22,271,805 (as of September 30, 2015)

60% of the net advisory fee of the first $500 million;

62% of the net advisory fee of the next $500 million;

63% of the net advisory fee of the next $4 billion;

65% of the net advisory fee of net assets in excess of $5 billion.

1.50% for Class A; 1.25% for Class I; and 1.10% for Class IS of the fund’s average daily net assets for Class A, Class I and Class IS shares, respectively (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and acquired fund fees and expenses).
SEI Institutional International Trust – Emerging Markets Equity Fund	$1,386,630,000 (as of September 30, 2015)	Confidential	Contractual waiver of a portion of management fees in order to keep the management fee from exceeding 0.95% of net assets. Voluntary waiver of a portion of advisory fees in order to keep total direct operating expenses at 1.96% of net assets (exclusive of interest from borrowings, brokerage commissions, taxes, Trustees fees and extraordinary expenses not incurred in the ordinary course of the fund’s business).*
SEI Institutional International Trust – International Equity Fund (WCM manages a portion as a sub-adviser.)	$2,703,969,000 (as of September 30, 2015)	Confidential	Voluntary waiver of a portion of advisory fees in order to keep total direct operating expenses at 1.25% of net assets (exclusive of interest from borrowings, brokerage commissions, taxes, Trustees fees and extraordinary expenses not incurred in the ordinary course of the fund’s business).*

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NAME OF FUND	NET ASSETS OF FUND	ANNUAL RATE OF ADVISORY OR SUB-ADVISORY FEES	NET EXPENSE LIMITS
WCM Focused Emerging Markets Fund	$13,777,241 (as of April 30, 2015)	1.00% of average daily net assets.	1.65% of average daily net assets for the Investor Class and 1.40% of average daily net assets for the Institutional Class shares (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses).
WCM Focused Global Growth Fund	$532,399 (as of April 30, 2015)	0.85% of average daily net assets.	1.50%** of average daily net assets for the Investor Class and 1.25%** of average daily net assets for the Institutional Class shares (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses).
WCM Focused International Growth Fund	$1,149,692,583 (as of April 30, 2015)	0.85% of average daily net assets.	1.50% of average daily net assets for the Investor Class and 1.25% of average daily net assets for the Institutional Class shares (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses).
WCM International Small Cap Growth Fund	Not Available. Fund commenced operations on November 30, 2015	1.00% of average daily net assets.	1.40% of average daily net assets for the Institutional Class shares (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses).

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MULTI-MANAGER FUNDS

DECEMBER 23, 2015

NAME OF FUND	NET ASSETS OF FUND	ANNUAL RATE OF ADVISORY OR SUB-ADVISORY FEES	NET EXPENSE LIMITS
Wilshire International Equity Fund (WCM manages a portion as a sub-adviser.)	$196,037,040 (as of June 30, 2015)	Confidential	1.50% of average daily net assets for the Investment Class and 1.25% of average daily net assets for the Institutional Class shares (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses).*
*	This expense limitation agreement is made by the fund’s adviser and not WCM.
**	Voluntary expense limit of 0.95% and 0.70% of the average daily net assets of the Investor Class and Institutional Class shares, respectively, from October 5, 2015, through December 31, 2015.

Approval of New Sub-Advisory Agreements

TRUSTEES’ CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENTS. The Vaughan Nelson Agreement and WCM Agreement were approved by the Board, including the Independent Trustees voting separately, at the Meeting. Vaughan Nelson and WCM are referred to each individually as a “New Sub-Adviser” and together, as the “New Sub-Advisers,” and the Vaughan Nelson Agreement and WCM Agreement are referred to together as the “New Sub-Advisory Agreements.” The Trustees reviewed information and written materials from NTI and the New Sub-Advisers regarding: (i) the nature and quality of the investment advisory services to be provided by the New Sub-Advisers, including the experience and qualifications of the personnel providing such services; (ii) the New Sub-Advisers’ financial conditions, history of operations and ownership structures; (iii) the New Sub-Advisers’ brokerage and soft dollar practices; (iv) the New Sub-Advisers’ investment strategies and styles of investing; (v) the performance history of the New Sub-Advisers with respect to accounts or funds managed similarly to the Funds for which they were being engaged and hypothetical performance information and portfolio attributes; (vi) a summary of each New Sub-Adviser’s risk management and cyber-security programs and each New Sub-Adviser’s compliance policies and procedures (including their codes of ethics) and the Trust’s Chief Compliance Officer’s evaluations of such policies and procedures, as well as the New Sub-Adviser’s regulatory history; (vii) the New Sub-Advisers’ conflicts of interest in managing the Funds, including the New Sub-Adviser’s financial or business relationships with NTI; and (viii) the terms of the New Sub-Advisory Agreements. The Trustees also considered NTI’s discussion of the reasons that it anticipated that the New Sub-Advisers may improve the performance of the Funds. The Trustees also reviewed NTI’s proprietary method for allocating assets among the various sub-advisers and the proposed allocation of assets among the New Sub-Advisers and the existing sub-advisers to the Funds, as well as the current allocations of assets among the sub-advisers.

In evaluating the New Sub-Advisory Agreements, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision, and each Trustee may have attributed different weight to different factors. However, the Trustees relied upon the recommendations and performance evaluations of NTI with respect to each of the New Sub-Advisers.

Nature, Extent and Quality of Services

The Trustees considered the information and evaluations provided by NTI with respect to each New Sub-Adviser’s operations, qualifications and experience in managing the type of strategies for which each New Sub-Adviser was proposed to be engaged in connection with a Fund. The Trustees also reviewed the Chief Compliance Officer’s evaluation of each New Sub-Adviser’s compliance program, noting that the CCO believed these programs to be satisfactory. The Trustees concluded that each New Sub-Adviser was able to provide quality services to the Funds.

Fees, Expenses and Performance

With respect to the sub-advisory fees, the Trustees considered that the New Sub-Advisers would be paid by NTI out of its advisory fees and not by the Funds. The Trustees also believed, based on NTI’s representations, that each New Sub-Advisory Agreement had been negotiated at arm’s-length among NTI and each New Sub-Adviser. The Trustees also considered comparisons of the New Sub-Advisers’ fees at various asset levels of the Funds and in relation to other sub-advisers to the Funds. The Trustees also compared the New Sub-Advisers’ fees in relation to their other similar institutional accounts, as applicable. Finally, the Trustees also considered NTI’s representations that the fees to be paid to the New Sub-Advisers were reasonable in light of the anticipated quality of the services to be performed by them.

The Trustees also considered the projected profitability to NTI of the Funds before and after the addition of Vaughan Nelson and WCM. These comparisons showed no material changes to NTI’s profitability. It was noted that NTI had also presented quarterly

NORTHERN INFORMATION STATEMENT	9	MULTI-MANAGER FUNDS

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profitability reports to the Board on a Fund-by-Fund basis, as required by the Northern Multi-Manager Funds’ exemptive order. The Trustees did not consider the New Sub-Advisers’ projected profitability as they did not consider it to be particularly relevant because NTI would be paying the New Sub-Advisers out of its advisory fees. The Trustees therefore believed that NTI has an incentive to negotiate the lowest possible sub-advisory fees.

The Trustees considered and evaluated the performance information presented with respect to the New Sub-Advisers and NTI’s evaluation of that performance. Because the New Sub-Advisers had not previously managed assets of the Funds, the Trustees reviewed reports prepared by NTI showing the hypothetical performance of the applicable Fund over various time periods if the New Sub-Advisers had been managing the applicable Fund along with the existing sub-advisers to the Fund, in addition to each New Sub-Adviser’s actual performance record in the strategy for which it was engaged. This information was compared to performance information with respect to the Mid Cap Fund and International Equity Fund’s respective benchmarks. It was noted that each New Sub-Adviser had a different style than the other sub-advisers to the applicable Fund and that their style would underperform in certain markets. The Trustees concluded, based upon the information provided, that the New Sub-Advisers’ performance records were generally satisfactory.

Economies of Scale

The Trustees considered information prepared by NTI that showed that the levels of aggregate sub-advisory fee rates decreased as the Funds’ assets increased. However, the Trustees generally considered economies of scale with respect to the Funds primarily at the advisory level given that NTI would be paying the New Sub-Advisers out of its advisory fees. It was noted by the Trustees that the New Sub-Advisers had breakpoints incorporated into their sub-advisory fee structures.

Other Benefits

The Trustees considered other benefits to be derived by the New Sub-Advisers as a result of their relationship with the Funds. These benefits included research and other benefits in connection with brokerage commissions paid by the Funds. The Trustees also considered the other relationships that the New Sub-Advisers had with NTI, including sub-advisory or custodial relationships.

Based on the Trustees’ deliberations and the recommendations by NTI, the Trustees concluded that the fees proposed to be paid to the New Sub-Advisers on a Fund-by-Fund basis were reasonable in light of the services to be provided by each of them and that the New Sub-Advisory Agreements should be approved.

Additional Information

MANAGEMENT AND SUB-ADVISORY FEES. For the fiscal year ended March 31, 2015, the Mid Cap Fund and the International Equity Fund paid management and advisory fees to NTI in the aggregate amount of $8,534,329 (1.05% of the Fund’s net assets as of March 31, 2015) and $27,478,061 (1.43% of the Fund’s net assets as of March 31, 2015), respectively. NTI paid sub-advisory fees to the sub-advisers of the Mid Cap Fund and the International Equity Fund in the aggregate amount of $2,893,687 (0.36% of the Fund’s net assets at March 31, 2015) and 9,777,430 (0.51% of the Fund’s net assets at March 31, 2015), respectively.

As of August 31, 2015, the Trust’s Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of the Funds.

No brokerage commissions were paid by the Funds to any direct or indirect affiliated persons (as defined in the 1940 Act) of the Funds for the fiscal year ended March 31, 2015.

INFORMATION ABOUT NTI. NTI is an Illinois State Banking Corporation and an investment adviser registered under the Advisers Act. NTI is a subsidiary of NTC. Each of these entities is located at 50 South LaSalle Street, Chicago, IL 60603.

The list below shows each executive officer, director and certain other officers of NTI indicating position(s) held with NTI and other business, profession, vocation or employment of a substantial nature. The address of each individual is c/o NTI at the address noted above.

NAME	POSITION(S) HELD WITH NTI	OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT
Richard Bartholomew	Executive Vice President, Chief Risk Officer and Assistant Trust Officer	None
Robert P. Browne	Executive Vice President, Chief Investment Officer, Senior Trust Officer and Director	None
Craig R. Carberry	Senior Vice President, Associate General Counsel, Chief Compliance Officer and Secretary	None
Christopher W. Carlson	Senior Vice President, Chief Operating Officer, Cashier and Director	None
Steven P. Farmer	Senior Vice President	None

MULTI-MANAGER FUNDS	10	NORTHERN INFORMATION STATEMENT

MULTI-MANAGER FUNDS

DECEMBER 23, 2015

NAME	POSITION(S) HELD WITH NTI	OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT
Jessica K. Hart	Senior Vice President	None
Sheri B. Hawkins	Senior Vice President, Chief Financial Officer, Treasurer and Director	None
Joseph W. McInerney	Senior Vice President and Director	None
Stephen N. Potter	Chief Executive Officer, President and Chairman	None
Shundrawn A. Thomas	Executive Vice President and Director	None
Jason Tyler	Executive Vice President and Director	None
Christopher E. Vella	Senior Vice President	None
Lloyd A. Wennlund	Executive Vice President and Director	None

INFORMATION ABOUT THE DISTRIBUTOR AND ADMINISTRATOR. Northern Funds Distributors, LLC, with principal offices at Three Canal Plaza, Suite 100, Portland, Maine, 04101, serves as the Funds’ distributor. NTI acts as administrator for the Funds. The Northern Trust Company, located at 50 South LaSalle Street, Chicago, Illinois 60603, acts as sub-administrator for the Funds.

SHAREHOLDER REPORTS. The Funds will furnish, without charge, copies of their annual and semiannual reports dated March 31, 2015 and September 30, 2015, respectively to any shareholder upon request addressed to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986, by telephone at 1-800-595-9111, or by e-mail at northern-funds@ntrs.com.

SHARE OWNERSHIP INFORMATION. As of December 2, 2015, the record date for shareholders receiving this Joint Information Statement, the Mid Cap Fund and the International Equity Fund had 51,958,728.90 and 173,226,676.63 shares outstanding, respectively. As of the same date, NTC and its affiliates held of record substantially all of the outstanding shares of the Funds as agent, custodian, trustee or investment adviser on behalf of their customers. As of December 2, 2015, the names and share ownership of the entities or individuals that held of record or beneficially owned 5% or more of the outstanding shares of the Mid Cap Fund were as follows:

ENTITY OR INDIVIDUAL	NUMBER OF SHARES	% OF FUND
National Financial Services LLC	3,888,224.28	7.48%

There were no other persons or entities that held of record or beneficially owned more than 5% of the shares of the International Equity Fund at December 2, 2015.

MULTIPLE SHAREHOLDERS IN A HOUSEHOLD. If you are a member of a household in which multiple shareholders of the Funds share the same address, and the Funds or your broker or bank (for “street name” accounts) has received consent to household material, then the Funds or your broker or bank may have sent to your household only one copy of this Joint Information Statement, unless the Funds or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Joint Information Statement, the Funds will deliver promptly a separate copy of this Joint Information Statement to you upon written or oral request. To receive a separate copy of this Joint Information Statement, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact Northern Funds by calling (800) 595-9111, by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986 or by e-mail at northern-funds@ntrs.com. On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact Northern Funds at the telephone number or address stated above. If your shares are held in street name, please contact your broker or bank.

SHAREHOLDER PROPOSALS. The Trust is not required, nor does it intend, to hold annual meetings of shareholders for the election of Trustees and other business. Instead, meetings will be held only when and if required (for example, whenever less than a majority of the Fund’s Board of Trustees has been elected by the shareholders or when the Trustees have received a written request to call a meeting for the purpose of voting on the question of the removal of any Trustee from the holders of record of at least 10% of the outstanding shares). Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of a Fund must submit the proposal in writing so that it is received by the Fund within a reasonable time before any meeting. These proposals should be sent to the Trust at 50 South LaSalle Street, Chicago, Illinois 60603.

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INFORMATION STATEMENT

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	MMF STM	(12/15)

NORTHERN FUNDS

50 South LaSalle Street

P.O. Box 75986

Chicago, Illinois 60675-5986

800-595-9111

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the Joint Information Statement that is available to you on the internet relating to the Northern Multi-Manager Mid Cap Fund (the “Mid Cap Fund”) and Northern Multi-Manager International Equity Fund (the “International Equity Fund” and together with the Mid Cap Fund, the “Funds”). The Funds are series of Northern Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement.

The following material is available for view: Joint Information Statement

The Joint Information Statement describes recent sub-adviser changes relating to the Funds. Specifically, the Board of Trustees of the Northern Multi-Manager Funds (the “Board”) has approved the termination of Systematic Financial Management, L.P. as a sub-adviser to the Mid Cap Fund, which was effective September 21, 2015, and the appointment of Vaughan Nelson Investment Management, L.P. to sub-advise a portion of the Mid Cap Fund, which became effective on or about September 28, 2015. The Board also approved the termination of Northern Cross, LLC as a sub-adviser to the International Equity Fund, which was effective September 21, 2015, and the appointment of WCM Investment Management to sub-advise a portion of the International Equity Fund, which became effective on or about September 28, 2015.

The Trust has received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that allows certain sub-adviser changes to be made without shareholder approval. The Order instead requires that an information statement be sent to shareholders of the Funds. In lieu of physical delivery of the Joint Information Statement, the Funds will make the Joint Information Statement available to you on the Trust’s website.

This Notice of Internet Availability of the Joint Information Statement is being mailed on or about December 23, 2015 to shareholders of record of the Funds as of December 2, 2015. The Joint Information Statement will be available on the Trust’s website at http://www.northernfunds.com/informationstatements until March 22, 2016. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting the Trust at 800-595-9111 or sending an e-mail to northern-funds@ntrs.com.

If you want to receive a paper or e-mail copy of the Joint Information Statement, you must request one. A copy of the Joint Information Statement may be obtained upon request and without charge. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.